Deposits	12 Months Ended
Sep. 30, 2025
Schedule Of Deposits
Deposits

8	Deposits

	As of September 30,
	2025	2024
	US$	US$
Rent deposit	178,616	21,133
Utilities deposit	728	416
Deposit for commodity purchase	2,000,175	-
Total deposit	2,179,519	21,549

As of September 30, 2025, the Company had a deposit of $2 million in connection with a commodity sale and purchase agreement. However, the transaction was terminated, and the deposit was refunded in full to the Company in October 2025.